Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Agreement”) is entered into as of December 31, 2023, among NAUTICUS ROBOTICS, INC. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (the “Company”), the undersigned guarantors (the “Guarantors” and together with the Company, collectively, the “Group Members” and each a “Group Member”), and ATW SPECIAL SITUATIONS II LLC, a Delaware limited liability company and each other Lender providing an Incremental Loan hereunder (each an “Incremental Lender” and collectively, the “Incremental Lenders”).

WHEREAS, the Company, Lenders and Collateral Agent are party to that certain Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness hereof, the “Term Loan Agreement”);

WHEREAS, Section 2(d) of the Term Loan Agreement allows the Company to request Incremental Loans pursuant to the terms and conditions of such Section;

WHEREAS, the Company has requested that the Incremental Lenders make an Incremental Loan in the aggregate principal amount of $695,000 (the “December 2023 Incremental Loan”), subject to the terms and conditions set forth in the Term Loan Agreement and herein;

WHEREAS, each Incremental Lender has agreed to make the December 2023 Incremental Loan, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Term Loan Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Term Loan Agreement.

2. December 2023 Incremental Loan. Upon the effectiveness of this Agreement, each Incremental Lender shall make, severally and not jointly, the December 2023 Incremental Loan to the Company in the amount equal to $695,000 pursuant to written direction received from the Company. The December 2023 Incremental Loan shall be made on the same terms as the Additional Term Loans funded on the Closing Date and be deemed to be Additional Term Loans for all purposes under the Term Loan Agreement. After giving effect to the making of the December 2023 Incremental Loan, the Term Loan Commitment and Term Loan Commitment Percentages of each Lender are as set forth on Schedule I to this Agreement.

3. Conditions to Effectiveness of Agreement. This Agreement shall become effective as of the date (the “Effective Date”) when the conditions set forth in this Section 3 shall have been satisfied:

(a) Each Incremental Lender shall have received the following in form and substance satisfactory to such Incremental Lender:

(i) a fully executed copy of this Agreement executed by the Company and each Incremental Lender;

(ii) a fully executed copy of the Nauticus Second Lien Restructuring Agreement, dated as of the date hereof, executed by ATW Special Situations I, LLC, in its capacity as an Investor (as defined therein), and the Group Members;

(iii) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Company;

(iv) a certificate of an officer of the Company, dated as of the date hereof, (x) certifying as to (A) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the amendments to the other Transaction Documents, (B) its organizational documents as then in effect or that such organizational documents have not changed since the date of prior delivery to Collateral Agent and the Lenders of such organizational documents, (C) the names and true signatures of the officers or managers, as applicable, of the Company authorized to sign this Agreement, the amendments to the other Transaction Documents to which it is or is to be a party and the other documents to be delivered hereunder, and (y) attaching a recent good standing certificate (or its equivalent) for the Company from the applicable governmental authority in its jurisdiction of organization;

(v) a closing certificate certifying as to the satisfaction of the below clauses (b) through (c);

(vi) evidence that the Company has obtained all consents and approvals so that the execution, delivery and performance by the Company of the Transaction Documents will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under any lease, charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(vii) such other documents and instruments with respect to the transactions contemplated hereby as any Incremental Lender may request; and

(b) The representations and warranties in the Term Loan Agreement, the other Transaction Documents and Section 4 hereof shall be true and correct as of the Effective Date;

(c) No Default or Event of Default shall exist or could result from the transactions contemplated by this Agreement; and

(d) The Company shall have paid or reimbursed each Incremental Lender for all of its reasonable and documented out-of-pocket costs and expenses, including attorneys’ fees and expenses, in connection with the preparation, negotiation and execution of this Agreement and the documents provided for herein or related to the Term Loan Agreement or hereto.

4. Representations and Warranties. In order to induce each Incremental Lender to enter into this Agreement, the Company hereby represents and warrants to each Incremental Lender, as of the Effective Date:

(a) The execution, delivery and performance of this Agreement has been duly authorized by all requisite organization action on the part of the Company and that this Agreement has been duly executed and delivered by the Company;

(b) Since the Closing Date and immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result immediately from the transactions contemplated by this Agreement;

(c) The representations and warranties contained in the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifier);

(d) This Agreement, the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents to which the Company is a party constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(e) Each Lender not party to this Agreement has been offered the ability to participate in the December 2023 Incremental Loan on a pro rata basis; and

(f) All material non-public information regarding the Company that has been disclosed to the Collateral Agent or any Lender on or prior to the date hereof, has been disclosed in the 8-K Filing (as defined below) to be made by the Company within the time required by applicable securities laws and Section 5 below.

5. No Material Information. The Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and attaching this Agreement as an exhibit to such filing within the time required by the Exchange Act. On or before January 15, 2024, the Company shall file a Current Report on Form 8-K in the form required by the Exchange Act (the “8-K Filing”), and disclosing all material, non-public information delivered to any of the Incremental Lenders by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. From and after the filing of the 8-K Filing with the Securities and Exchange Commission, no Incremental Lender shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. In addition, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents on the one hand, and any Incremental Lender and/or any of their affiliates on the other hand, will terminate as of the date of filing of the 8-K Filing and is of no further force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Incremental Lender with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date of the 8-K Filing without the express prior written consent of such Incremental Lender. The Company understands and confirms that each Incremental Lender will rely on the foregoing representations in effecting transactions in securities of the Company.

6. Acknowledgment and Reaffirmation of Transaction Documents The Company hereby ratifies, affirms, acknowledges and agrees that the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents to which it is a party represent the valid and enforceable obligations of the Company, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. The Company hereby agrees that this Agreement in no way acts as a release or relinquishment of the Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement). The Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement) are hereby ratified and confirmed by the Company in all respects. This Agreement, subject to satisfaction (or waiver in writing by each Incremental Lender) of the conditions provided in Section 3 above, shall constitute an amendment to the Term Loan Agreement as appropriate to give effect to the agreements contained herein. In all other respects, the Term Loan Agreement shall remain unchanged and in full force and effect in accordance with their original terms. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Term Loan Agreement and, except as expressly modified or waived by this Agreement, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Term Loan Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Term Loan Agreement are ratified and confirmed and shall continue in full force and effect.

7. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10. Guarantor Acknowledgment. With respect to the modifications to the Term Loan Agreement effected by this Agreement, each Guarantor hereby acknowledges and agrees to this Agreement and confirms and agrees that the Subsidiary Guarantee (as modified and supplemented prior to the date hereof and in connection with this Agreement) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Agreement, each reference in the Subsidiary Guarantee to the Term Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as amended or modified prior to the date hereof and by this Agreement. Although the Incremental Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that no Incremental Lender has any duty under the Term Loan Agreement, the Subsidiary Guarantee or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

COMPANY:

NAUTICUS ROBOTICS, INC.
(F/K/A CLEANTECH ACQUISITION CORP.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President

Signature Page to First Amendment to Senior Secured Term Loan Agreement

GUARANTORS:

NAUTICUS ROBOTICS HOLDINGS, INC.
(F/K/A NAUTICUS ROBOTICS, INC.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President

NAUTIWORKS LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President

NAUTICUS ROBOTICS FLEET LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President

NAUTICUS ROBOTICS USA LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President

Signature Page to First Amendment to Senior Secured Term Loan Agreement

INCREMENTAL lender:

ATW Special Situations II LLC

By:	/s/ Antonio Ruiz-Gimenez
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

December 2023 Incremental Loan Amount: $695,000

Notice Information:

17 State Street, Suite 2130,
New York, N.Y. 10004
Attention:	Alex LaViolette, Isaac Barber,
Antonio Ruiz-Gimenez
Email: notice@atwpartners.com

Signature Page to First Amendment to Senior Secured Term Loan Agreement

SCHEDULE I

Lender:	Term Loan Commitment:	Term Loan Commitment Percentage:
ATW Special Situations II LLC	$1,651,067	13.43%
TRANSOCEAN FINANCE LIMITED	$3,000,000	24.40%
MATERIAL IMPACT FUND II, L.P.	$1,000,000	8.13%
RCB Equities #1, LLC	$5,000,000	40.67%
ATW SPECIAL SITUATIONS I LLC	$1,643,933	13.37%